UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2018

Tanger Factory Outlet Centers, Inc.
Tanger Properties Limited Partnership
(Exact Name of Registrant as Specified in Charter)

North Carolina North Carolina (State or Other Jurisdiction of Incorporation)	1-11986 333-03526-01 (Commission File Number)	56-1815473 56-1822494 (IRS Employer Identification No.)

3200 Northline Avenue, Suite 360 Greensboro, NC 27408 (Address of Principal Executive Offices, including Zip Code)
3200 Northline Avenue, Suite 360 Greensboro, NC 27408 (Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: (336) 292-3010

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On October 25, 2018, Tanger Properties Limited Partnership (the “Operating Partnership”), a majority owned subsidiary of Tanger Factory Outlet Centers, Inc. (the “Company”), closed on a Second Amended and Restated Term Loan Agreement (the “Second Amended Agreement") between the Operating Partnership, Wells Fargo Bank, National Association, as administrative agent (the "Agent"), and the lenders party thereto. The Second Amended Agreement amends and restates the Amended and Restated Term Loan Agreement, dated as of October 29, 2015, among the Operating Partnership, the Agent, and the lenders party thereto. The Second Amended Agreement, among other things, increased the size of the loan from $325.0 million to $350.0 million, extended the maturity date from April 2021 to April 2024, and reduced the interest rate spread over LIBOR from 0.95% to 0.90%. As a condition to the Second Amended Agreement, the Company furnished to the Agent a Second Amended and Restated Continuing Guaranty dated October 25, 2018 (the “Second Amended and Restated Guaranty”), which guaranty amends and restates the Amended and Restated Continuing Guaranty dated October 29, 2015 that the Company previously furnished to the Agent. The additional loan proceeds of $25 million will be used to pay down balances under the Operating Partnership's unsecured lines of credit.

The foregoing descriptions of the Second Amended Agreement and the Second Amended and Restated Guaranty are qualified in their entirety by reference to the full text of such agreements, which are filed as exhibits hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required by Item 2.03 is set forth in Item 1.01 above, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are included with this Report:

Exhibit No.	Description

99.1	Press release announcing the second amendment to Tanger's unsecured term loan
10.1
Second Amended and Restated Term Loan Agreement dated as of October 25, 2018 between Tanger Properties Limited Partnership and Wells Fargo Bank, National Association, as Administrative Agent, and the lenders party thereto.

10.2	Second Amended and Restated Continuing Guaranty dated October 25, 2018 by and between Tanger Factory Outlet Centers, Inc. and Wells Fargo Bank, National Association

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANGER FACTORY OUTLET CENTERS, INC.

Dated: October 26, 2018	By:	/s/	James F. Williams
James F. Williams
Executive Vice President, Chief Financial Officer

TANGER PROPERTIES LIMITED PARTNERSHIP

By: TANGER GP TRUST, its sole general partner

Dated: October 26, 2018	By:	/s/	James F. Williams
James F. Williams
Vice President and Treasurer (Principal Financial Officer)